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                                                                    EXHIBIT 10.2

         THIS AMENDING AGREEMENT is made this 24th day of July, 2000 between Hydrogenics Corporation (the "Corporation"), CIBC Capital Partners ("CIBC"), Micro-Generation Technology Fund, L.L.C. ("MG Fund"), Working Ventures Canadian Fund Inc. ("WV"), Reliant Energy Ventures Inc. (formerly Development Ventures Inc.) ("DVI"), Pierre Rivard ("Rivard"), Joe Cargnelli ("Cargnelli") and Boyd Taylor ("Taylor") (the Corporation, CIBC, MG Fund, WV, DVI, Rivard, Cargnelli and Taylor collectively referred to herein as the "Parties" and each of them a "Party").

RECITALS:

A. The Parties, together with the Legacy Investors and other persons who become Shareholders from time to time, are all of the parties to the Amended and Restated Unanimous Shareholder's Agreement dated January 24, 2000 (the "Shareholder's Agreement").

B. The Parties consider it appropriate to amend the Shareholder's Agreement to amend matters relating to the size, composition and election of the Board and various committees appointed by the Board.

C. Section 1.8 of the Shareholder's Agreement provides that the Shareholder's Agreement may be amended if such amendments are approved in writing by each of the Parties and any amendment so approved shall be binding on all Shareholders including the Legacy Investors and other persons who become Shareholders from time to time.

THEREFORE, the Parties agree as follows:

                                    ARTICLE 1
                                   DEFINITIONS

1.1 In this Amending Agreement all capitalized terms used herein (including without limitation, the recitals hereto) and not otherwise defined shall have the meanings ascribed to them in the Shareholder's Agreement.

                                    ARTICLE 2
                           DIRECTORS AND SHAREHOLDERS

2.1      NUMBER OF DIRECTORS

         Section 5.1 of the Agreement is hereby deleted in its entirety and replaced with the following:

                  "5.1 Number of Directors. The Corporation's articles shall provide for a minimum of three (3) and a maximum of nine (9) Directors.
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                  The Corporation shall initially have seven (7) Directors who shall be nominated and elected as provided for in Section
                  5.2."



2.2      MEMBERS OF THE BOARD OF DIRECTORS

         Section 5.2(a) of the Shareholder's Agreement is hereby deleted in its entirety and replaced with the following:

                  "(a) Nomination. The Board of Directors shall consist of one nominee of WV, one nominee of CIBC, three nominees of Rivard, Cargnelli and Taylor (acting together) and two other Independent Directors, one of whom shall also act as chairman, mutually acceptable to all parties. In the event that any of Rivard, Cargnelli and Taylor are nominated to the Board, and in the event of the death of any of them, the Shareholders shall nominate a person who is Independent in the deceased's place as Director. CIBC shall initially nominate as its nominee an individual that will qualify as an Independent Director."



2.3      OBSERVER STATUS FOR CIBC

         Immediately after Section 5.2(f) of the Shareholder's Agreement entitled "Observer Status for DVI", a new Section 5.2(g) shall be added as follows:

                  "(g) Observer Status for CIBC. In the event that CIBC has nominated an individual that qualifies as an Independent Director and for so long as CIBC is a Shareholder, CIBC shall be entitled to receive notice of all meetings of the Board and shall be invited to attend all such meetings but shall have no voting or other rights thereat. The representative of CIBC shall be entitled to compensation for reasonable travel and out-of-pocket expenses incurred in attending such meetings, upon presentation of receipts therefor."



2.4      OBSERVER STATUS FOR WV

         Immediately after the new Section 5.2(g) of the Shareholder's Agreement entitled "Observer Status for CIBC", a new Section 5.2(h) shall be added as follows:

                  "(h) Observer Status for WV. In the event that WV has nominated an individual that qualifies as an Independent Director and for so long as WV is a Shareholder, WV shall be entitled to receive
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                  notice of all meetings of the Board and shall be invited to attend all such meetings but shall have no voting or other rights thereat. The representative of WV shall be entitled to compensation for reasonable travel and out-of-pocket expenses incurred in attending such meetings, upon presentation of receipts therefor."



2.5      INSURANCE

         Section 5.5 of the Shareholder's Agreement is hereby deleted in its entirety and replaced with the following:

                  "5.5 Insurance. The Corporation shall arrange director's insurance coverage for the Directors of the Corporation on terms and conditions in an amount acceptable to the Board."



2.6      EXERCISE OF AUTHORITY - MANAGEMENT DEVELOPMENT AND COMPENSATION
         COMMITTEE

         Section 5.7(f) of the Shareholder's Agreement is hereby deleted in its entirety and replaced with the following:

                  "(f) Management Development and Compensation Committee. The Board shall appoint a Management Development and Compensation Committee and shall delegate to the Management Development and Compensation Committee responsibility for the following: (i) reviewing and recommending the terms of compensation packages provided to the Corporation's employees including its executive officers, (ii) reviewing and recommending the terms of any bonus or other awards provided to the Corporation's employees including its executive officers, (iii) reviewing and recommending new executive officer appointees and (iv) administering the Corporation's stock option plan. The Management Development and Compensation Committee shall be comprised solely of Directors and shall consist of at least three members, one of whom shall be a nominee of CIBC and one of whom shall be a nominee of WV. No more than one member of the Senior Management Group shall be a member of the Management Development and Compensation Committee. In order to be effective, all decisions of the Management Development and Compensation Committee shall be made by a unanimous vote of its members at a meeting or in writing."
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2.7      EXERCISE OF AUTHORITY - AUDIT COMMITTEE

         Section 5.7(g) of the Shareholder's Agreement is hereby deleted in its entirety and replaced with the following:

                  "(g) Audit Committee. The Board shall appoint an Audit Committee and shall delegate to the Audit Committee responsibility for the following: (i) overseeing the retention, performance and compensation of the Corporation's independent auditors, and (ii) establishing procedures and overseeing the Corporation's system of internal accounting and auditing control. The Audit Committee shall be comprised solely of Directors and shall consist of at least three members, one of whom shall be a nominee of CIBC and one of whom shall be a nominee of WV. No member of the Senior Management Group shall be a member of the Audit Committee. In order to be effective, all decisions of the Audit Committee shall be made by a unanimous vote of its members at a meeting or in writing."



2.8      EXERCISE OF AUTHORITY - NOMINATION AND CORPORATE GOVERNANCE COMMITTEE

         Immediately after Section 5.7(g) of the Shareholder's Agreement entitled "Audit Committee", a new Section 5.7(h) shall be added as follows:

                  "(h) Nomination and Corporate Governance Committee. The Board shall appoint a Nomination and Corporate Governance Committee and shall delegate to the Nomination and Corporate Governance Committee responsibility for the following: (i) evaluating and assessing the effectiveness of the Board, its Directors and its various Committees, (ii) establishing procedures for identifying new nominees to the Board, (iii) recruiting and recommending new nominees to be elected to the Board, and,
                  (iv) developing and monitoring the Corporation's approach to corporate governance issues. The Nomination and Corporate Governance Committee shall be comprised solely of Directors and shall consist of at least three members, one of whom shall be a nominee of CIBC and one of whom shall be a nominee of WV. No more than one member of the Senior Management Group shall be a member of the Nomination and Corporate Governance Committee. In order to be effective, all decisions of the Nomination and Corporate Governance Committee shall be made by a unanimous vote of its members at a meeting or in writing."
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                                    ARTICLE 3
                      ALL OTHER PROVISIONS REMAIN THE SAME

3.1 All other provisions contained in the Shareholder's Agreement and not explicitly amended as provided for herein remain the same and are hereby agreed to be in full force and effect.

3.2 For greater certainty and without limiting the generality of the foregoing, this Amending Agreement shall terminate at the same time and in the same manner as the Shareholder's Agreement terminates as is provided for in Section 2.1 thereof.



                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]
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IN WITNESS OF WHICH the Parties have duly executed this Amending Agreement on the date first written above.



                     HYDROGENICS CORPORATION
                       By:  /s/PIERRE RIVARD
                            ---------------------------------------------------
                            Pierre Rivard
                            President


                     CIBC CAPITAL PARTNERS
                       By:  /s/TEDDY ROSENBERG
                            ---------------------------------------------------
                            Teddy Rosenberg
                            Managing Director




                     MICRO-GENERATION TECHNOLOGY FUND, L.L.C.

                     BY:  ARETE CORPORATION, MANAGER



                     By:    /s/ROBERT W. SHAW, JR.
                            ---------------------------------------------------
                            Robert W. Shaw, Jr.
                            President


                     WORKING VENTURES CANADIAN FUND INC.
                     By:    /s/BRIAN CARWANA
                            ---------------------------------------------------
                            Brian Carwana
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                     RELIANT ENERGY VENTURES, INC. (FORMERLY DEVELOPMENT
                     VENTURES, INC.)

                       By:  /s/THOMAS S. GLANVILLE
                            ---------------------------------------------------
                            Thomas S. Glanville
                            President


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
SIGNED, SEALED & DELIVERED
In the presence of:

                                                                                    /s/PIERRE RIVARD
-----------------------------------------------------              ---------------------------------------------------
                      Witness                                                        Pierre Rivard


SIGNED, SEALED & DELIVERED In the presence of:

                                                                                    /s/JOE CARGNELLI
-----------------------------------------------------              ---------------------------------------------------
                      Witness                                                        Joe Cargnelli


SIGNED, SEALED & DELIVERED In the presence of:

                                                                                     /s/BOYD TAYLOR
-----------------------------------------------------              ---------------------------------------------------
                      Witness                                                         Boyd Taylor
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